UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 placeCityWASHINGTON, StateD.C. PostalCode20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): November 28, 2012


                        SYNERGY RESOURCES CORPORATION
                        -----------------------------
            (Exact name of Registrant as specified in its charter)


        Colorado                         None                   20-2835920
------------------------          ---------------------      ------------------
(State or other jurisdiction       (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

                  20203 Highway 60 Platteville, Colorado 80651
         --------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

      On November 28, 2012, Synergy Resources Corporation ("Synergy") entered into an amendment to its revolving line of credit agreement with Community Banks of Colorado, successor in interest to Bank of Choice. The amended agreement adds CoBiz Bank, dba Colorado Business Bank and Amegy Bank National Association, as lenders (collectively the "banks"). The amended terms include an increase in the maximum amount of borrowings available to Synergy. Community Banks of Colorado acts as the administrative agent for the banks with respect to the line of credit.

      The maximum amount Synergy can borrow at any one time is known as the Borrowing Base. The Borrowing Base can increase or decrease based upon the value of the collateral which secures any amounts borrowed under the line of credit. For the most part, the value of the collateral will be derived from the estimated future cash flows of Synergy's proved oil and gas reserves, discounted by 10%. The initial Borrowing Base is $47,000,000. The maximum loan commitment by the banks is $150,000,000, subject to lesser amounts imposed by the Borrowing Base.

      Any amounts borrowed from the banks will be used to develop oil and gas properties, acquire new oil and gas properties, and for working capital and other general corporate purposes.

      Any amounts borrowed from the banks:

          o    will be due and payable on November 28, 2016,

          o are secured by substantially all of Synergy's producing wells and developed oil and gas leases, and

          o    at Synergy's option, will bear interest at either:

                  the prime lending rate plus a margin of 0% to 1% or,

                  the LIBO rate plus a margin of 2% to 3.25%.

      In general terms, the LIBO rate means the rate of interest that appears on the relevant page of the Bloomberg Financial Market Information System that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars.

      Any of the following are an event of default which would cause any amounts due under the line of credit to become immediately due and payable:

          o    Synergy fails to make any interest or principal payment when due;

          o Synergy breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the banks;
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          o    Synergy files for protection from its creditors under the federal bankruptcy code, or a third party files an involuntary bankruptcy petition against Synergy, or

          o A final judgment is entered against Synergy involving a liability (not paid or fully covered by insurance) of $200,000 or more and the judgment has not been vacated, discharged, or stayed pending appeal within 45 days from the entry of the judgment.

      The foregoing description of the line of credit agreement, including events of default, does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.21 to this report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The information included under Item 1.01 is incorporated by reference into this Item 2.03 of this report.

Item 9.01   Financial Statements and Exhibits

Number      Description

10.21       Amended and Restated Credit Agreement, together with:

          o    Amended  and  Restated  Deed of  Trust,  Mortgage,  and  Security
               Agreement

          o    Amended and Restated Pledge and Security Agreement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 30, 2012

                                   SYNERGY RESOURCES CORPORATION



                                   By:/s/ Frank L. Jennings
                                      ----------------------------
                                      Frank L. Jennings, Principal Financial
                                         Officer